Exhibit 32.1


                   Globalwise Investments, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

I, the undersigned officer of Globalwise Investments, Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

..     the annual report on Form 10-KSB of the Company for the year ended
      December 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

..     the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:   March 12, 2004              /s/ Donald R. Mayer
                                    _________________________________________
                                    Donald R. Mayer
                                    Principal Executive and Financial Officer